UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 23, 2026

BioMarin Pharmaceutical Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-26727	68-0397820
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

770 Lindaro Street	San Rafael	California	94901
(Address of Principal Executive Offices)			(Zip Code)

(415) 506-6700

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	BMRN	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

As previously disclosed, on December 19, 2025, BioMarin Pharmaceutical Inc. (“BioMarin”) and Lynx Merger Sub 1, Inc., a wholly owned subsidiary of BioMarin (“Merger Sub”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Amicus Therapeutics, Inc. (“Amicus”), providing for the merger of Merger Sub with and into Amicus (the “Merger”), with Amicus surviving the Merger as a wholly owned subsidiary of BioMarin.

On April 23, 2026, the Ministry of Economics and Finance in France granted clearance for the Merger under the French foreign direct investment screening procedures (the “French FDI Clearance”). Under the Merger Agreement, receipt of the French FDI Clearance satisfies the final condition to the Merger other than conditions that by their nature are to be satisfied at the closing of the Merger. The Merger is expected to close on April 27, 2026.

Forward Looking Statements Disclaimer

This Current Report on Form 8-K contains forward-looking statements about, among other things, expectations for the date of closing of the Merger and other statements that are not historical facts. Actual results could differ materially from those anticipated in these forward-looking statements. Except as required by law, each of BioMarin and Amicus assumes no obligation to update these forward-looking statements, whether as a result of new information, future events or otherwise. These statements, which represent each of BioMarin’s and Amicus’ current expectations or beliefs concerning various future events that are subject to significant risks and uncertainties, may contain words such as “may,” “will,” “would,” “could,” “expect,” “anticipate,” “intend,” “plan,” “believe,” “estimate,” “project,” “seek,” “should,” “strategy,” “future,” “opportunity,” “potential” or other similar words and expressions indicating future results.

These forward-looking statements are predictions and involve risks and uncertainties such that actual results may differ materially from these statements. Forward-looking statements reflect current beliefs and expectations; however, these statements involve inherent risks and uncertainties, including, without limitation, with respect to: consummating the Merger in the anticipated time frame, if at all; the time-consuming and uncertain regulatory approval process; any legal proceedings related to the Merger; and other risks and uncertainties affecting BioMarin and Amicus, including those risk factors detailed in BioMarin’s and Amicus’ filings with the Securities and Exchange Commission, including, without limitation, the risk factors contained under the caption “Risk Factors” in BioMarin’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025 and Amicus’ Annual Report on Form 10-K for the fiscal year ended December 31, 2025, as such risk factors may be updated by any subsequent reports, as well as the Proxy Statement on Schedule 14A filed by Amicus in connection with the Merger (as amended and/or supplemented). Stockholders of BioMarin and Amicus are urged not to place undue reliance on forward-looking statements, which speak only as of the date hereof. BioMarin and Amicus are under no obligation, and expressly disclaim any obligation, to update (publicly or otherwise) or alter any forward-looking statement, including without limitation any financial projection or guidance, whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BIOMARIN PHARMACEUTICAL INC.,

Date: April 23, 2026	By:	/s/ G. Eric Davis
G. Eric Davis
Executive Vice President, Chief Legal Officer